Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Introduction

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2026 and December 31, 2025, the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2026 and for the year ended December 31, 2025 present the financial information of the Company after giving effect to the Disposition and related adjustments.

The unaudited pro forma condensed consolidated balance sheet presents the unaudited balance sheet of the Company as of March 31, 2026, giving effect to the Disposition as if it had been completed on March 31, 2026.

The unaudited pro forma condensed consolidated balance sheet presents the audited balance sheet of the Company as of December 31, 2025, giving effect to the Disposition as if it had been completed on December 31, 2025.

The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2026 presents the unaudited statement of operations of the Company for three months ended March 31, 2026, giving effect to the Disposition as if it had occurred on January 1, 2026, the beginning of the earliest period presented.

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2025 presents the audited statement of operations of the Company for the year ended December 31, 2025, giving effect to the Disposition as if it had occurred on January 1, 2025, the beginning of the earliest period presented.

The unaudited pro forma condensed consolidated financial information has been presented for illustrative purposes only and does not necessarily reflect what the company’s financial condition or results of operations would have been had the Disposition occurred on the dates indicated.

Description of the Disposition

On June 15, 2026, Planet Green Holdings Corp. (the “Company”) completed the disposition of its 100% equity interest in Bless Chemical Co., Ltd. HK (“Bless HK”) , the indirect owner of Jingshan Sanhe Luckysky New Energy Technologies Co., Ltd. (“Jingshan”), to Hongzhang Liang for nominal consideration. Mr. Liang is not affiliated with the Company and has no material relationship with the Company or any of its directors or executive officers.

Bless HK indirectly held 100% of the equity interests in Jingshan through Hubei Bulaisi Technology Co., Ltd. (“Hubei Bulaisi”) and did not own any other operating assets of the Company. As a result of the Disposition, the Company no longer owns or controls Bless HK or Jingshan, and the assets, liabilities, and results of operations of Bless HK and Jingshan will no longer be consolidated in the Company’s consolidated financial statements from and after the closing of the Disposition.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2026

	Balance Sheet as of March 31, 2026	Transaction Accounting Adjustments	Note	Pro forma Balance Sheet
	(Unaudited)
Assets
Current assets:
Cash	$5,470,815	$(1,290)	(1)	$5,468,075
		(1,450)	(2)
Accounts receivables, net	1,384,819	(46,620)	(1)	1,338,199
Inventories, net	609,838	(139,921)	(1)	469,917
Advance to suppliers, net	1,009,092	(962,564)	(1)	46,528
Other receivables, net	2,716	-		2,716
Other receivables–related parties	3,081,792	(3,081,792)	(1)	-
Prepaid expenses	24,841	(24,820)	(1)	21
Total current assets	11,583,913	(4,258,457)		7,325,456

Non-current assets
Plant and equipment, net	4,579,355	(1,876,194)	(1)	2,703,161
Intangible assets, net	701,208	(7,978)	(1)	693,230
Goodwill	15,329	-		15,329
Total non-current assets	5,295,892	(1,884,172)		3,411,720

Total assets	$16,879,805	$(6,142,629)		$10,737,176

Liabilities and Stockholders’ Equity
Current liabilities
Loans-current	$3,618,850	$(3,616,990)	(1)	$1,860
Accounts payable	6,633,495	(648,339)	(1)	5,985,156
Advance from customers	212,899	(61,355)	(1)	151,544
Taxes payable	884,752	-		884,752
Other payables and accrued liabilities	1,951,020	(153,709)	(1)	1,797,311
Other payables–related parties	3,180,701	290,478	(1)	3,471,179
Total current liabilities	16,481,717	(4,189,915)		12,291,802

Loans-noncurrent	2,045,520	(2,045,520)	(1)	-
Total liabilities	18,527,237	(6,235,435)		12,291,802

Commitments and contingencies

Stockholders’ equity (deficit)
Preferred stock: $0.001 par value, 100,000,000 shares authorized; none issued or outstanding as of March 31, 2026	-	-		-
Common stock: $0.001 par value, 1,500,000,000 shares authorized; 14,232,714 shares issued and outstanding as of March 31, 2026	14,233	-		14,233
Additional paid in capital	170,190,324	-		170,190,324
Accumulated deficit	(174,717,437)	42,830	(1)	(174,674,607)
		(1,475)	(2)	(1,475)
Accumulated other comprehensive income	2,680,006	51,426	(1)	2,731,457
		25	(2)
Non-controlling interests	185,442	-		185,442
Total stockholders’ deficit	(1,647,432)	92,806		(1,554,626)

Total liabilities and stockholders’ equity (deficit)	$16,879,805	$(6,142,629)		$10,737,176

(1)	Reflects the disposal of Jingshan;
(2)	Reflects the disposal of Hubei Bulaisi.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of December 31, 2025

	Balance Sheet as of December 31, 2025	Transaction Accounting Adjustments	Note	Pro forma Balance Sheet
Assets
Current assets:
Cash	$118,956	$(101,775)	(1)	$15,751
		(1,430)	(2)
Accounts receivables, net	209,206	(74,876)	(1)	134,330
Inventories, net	737,970	(138,706)	(1)	599,264
Advance to suppliers, net	984,566	(946,947)	(1)	37,619
Other receivables, net	1,610	(572)	(1)	1,038
Other receivables–related parties	2,736,302	(2,729,917)	(1)	6,385
Prepaid expenses	20,071	(20,050)	(1)	21
Total current assets	4,808,681	(4,014,273)		794,408

Non-current assets
Plant and equipment, net	4,652,972	(1,933,555)	(1)	2,719,417
Intangible assets, net	717,311	(8,068)	(1)	709,243
Construction in progress, net	23,909			23,909
Goodwill	7,005	-		7,005
Total non-current assets	5,401,197	(1,941,623)		3,459,574

Total assets	$10,209,878	$(5,955,896)		$4,253,982

Liabilities and Stockholders’ Equity
Current liabilities
Loans-current	$5,255,536	$(5,183,252)	(1)	$72,284
Accounts payable	2,114,143	(592,016)	(1)	1,522,127
Advance from customers	213,127	(62,200)	(1)	150,927
Taxes payable	232,066	(96,155)	(1)	135,911
Other payables and accrued liabilities	2,140,130	(325,552)	(1)	1,814,578
Other payables–related parties	1,924,426	1,024,398	(1)	2,948,824
Total current liabilities	11,879,428	(5,234,777)		6,644,651

Loans-noncurrent	500,493	(428,994)	(1)	71,499
Total liabilities	12,379,921	(5,663,771)		6,716,150

Commitments and contingencies

Stockholders’ equity (deficit)
Preferred stock: $0.001 par value, 100,000,000 shares authorized; none issued or outstanding as of December 31, 2025	-	-		-
Common stock: $0.001 par value, 1,500,000,000 shares authorized; 14,232,714 shares issued and outstanding as of December 31, 2025	14,233	-		14,233
Additional paid in capital	170,190,324	-		170,190,324
Accumulated deficit	(175,029,363)	(417,719)	(1)	(175,447,082)
		(1,506)	(2)	(1,506)
Accumulated other comprehensive income	2,658,143	127,024	(1)	2,785,243
		76	(2)
Non-controlling interests	(3,380)	-		(3,380)
Total stockholders’ deficit	(2,170,043)	(292,125)		(2,462,168)

Total liabilities and stockholders’ equity (deficit)	$10,209,878	$(5,955,896)		$4,253,982

(1)	Reflects the disposal of Jingshan;

(2)	Reflects the disposal of Hubei Bulaisi.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For The Three Months Ended March 31, 2026

	For the Three Months Ended March 31, 2026	Transaction Accounting Adjustments	Note	Pro forma Income statement
	(Unaudited)
Revenue, net	$6,357,593	$(57,217)	(i)	$6,300,376
Cost of revenue	(442,371)	56,796	(i)	(385,575)
Promotion cost	(4,385,290)	-		(4,385,290)
Gross profit	1,529,932	(421)		1,529,511

Operating expenses
Selling and marketing	12,131	(3,414)	(i)	8,717
General and administrative	951,095	(321,301)	(i)	629,794
Research and development	12,382	(12,264)	(i)	118
Total operating expenses	975,608	(336,979)		638,629

Operating income	554,324	336,558		890,882

Other income (expenses)
Interest income	33	(4)	(i)	29
Interest expense	(49,144)	48,711	(i)	(433)
Other expenses	(2,358)	2,357	(i)	(1)
Total other expenses	(51,469)	51,064		(405)

Income before income taxes	502,855	387,622		890,477

Income tax expenses	-	-		-

Net income from continuing operations	502,855	$387,622		$890,477

Discontinued operations:
Loss from discontinued operations	-	(344,792)	(i)	(346,267)
		(1,475)	(ii)

Net income	502,855	41,355		544,210

Less: net income attributable to non-controlling interest	190,929	-		190,929

Net income attributable to shareholders of Planet Green Holdings Corp.	311,926	41,355		353,281

Income (loss) per share of common stock - basic and diluted
Continuing operations	$0.04			$0.06
Discontinued operations	$-			$(0.02)
Basic and diluted weighted average shares outstanding	14,232,714			14,232,714

(i)	Reflects the disposal of Jingshan;
(ii)	Reflects the disposal of Hubei Bulaisi.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For The Year Ended December 31, 2025

	For the Year Ended December 31, 2025	Transaction Accounting Adjustments	Note	Pro forma Income statement
Revenue, net	$3,040,616	$(2,790,407)	(i)	$250,209
Cost of revenue	(2,939,679)	2,742,658	(i)	(197,021)
Gross profit	100,937	(47,749)		53,188

Operating expenses
Selling and marketing	32,302	(14,909)	(i)	17,393
General and administrative	17,641,990	(1,500,116)	(i)	16,141,874
Research and development	70,222	(70,222)	(i)	-
Total operating expenses	17,744,514	(1,585,247)		16,159,267

Operating loss	(17,643,577)	1,537,498		(16,106,079)

Other income (expenses)
Interest income	139	(136)	(i)	2
		(1)	(ii)
Interest expense	(155,538)	145,090	(i)	(10,448)
Other income	32,883	(32,883)		-
Other expenses	(14,104)	8,051	(i)	(6,053)
Total other expenses	(136,620)	120,121		(16,499)

Loss before income taxes	(17,780,197)	1,657,619		(16,122,578)

Income tax expenses	(11,299)	-		(11,299)

Net loss from continuing operations	(17,791,496)	1,657,619		(16,133,877)

Discontinued operations:
Loss from discontinued operations	(9,184,214)	(2,075,339)	(i)	(11,261,058)
		(1,505)	(ii)

Net loss	$(26,975,710)	$(419,225)		$(27,394,935)

Loss per share of common stock - basic and diluted
Continuing operations	$(2.21)			$(2.00)
Discontinued operations	$(1.14)			$(1.40)
Basic and diluted weighted average shares outstanding	8,061,755			8,061,755

(i)	Reflects the disposal of Jingshan;
(ii)	Reflects the disposal of Hubei Bulaisi.

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